UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

Richmond Mutual Bancorporation, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38956	36-4926041
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

31 North 9th Street, Richmond, Indiana	47374
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 962-2581

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RMBI	The NASDAQ Stock Market LLC

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Effective July 1, 2026, Richmond Mutual Bancorporation, Inc. (‘Richmond’), the holding company of First Bank Midwest (formerly First Bank Richmond), completed its previously announced merger with The Farmers Bancorp, Frankfort, Indiana (‘Farmers’), the holding company of The Farmers Bank, pursuant to the Agreement and Plan of Merger, dated November 11, 2025 (the ‘Merger Agreement’). Under the terms of the Merger Agreement, Farmers merged with and into Richmond (the ‘Merger’), with Richmond as the surviving corporation. Immediately following the Merger, The Farmers Bank merged with and into First Bank Richmond (the ‘Bank Merger’). In connection with the Bank Merger, First Bank Richmond was renamed First Bank Midwest and continued as the surviving bank.

Each share of common stock of Farmers outstanding immediately prior to the effective time of the Merger (the ‘Effective Time’) converted into the right to receive 3.40 shares of Richmond common stock, par value $0.01 per share (‘Richmond Common Stock’) (together with cash, without interest, in lieu of any fractional shares, collectively, the ‘Merger Consideration’), based on an exchange ratio of 3.40 (the ‘Exchange Ratio’).

At the Effective Time: (i) each unvested restricted stock unit award of Farmers automatically vested, and the underlying shares became outstanding and entitled to receive the Merger Consideration, less applicable tax withholding; and (ii) each unvested performance share award of Farmers was terminated and settled in cash based on the target award levels immediately prior to the Effective Time.

As a result of the Merger, at the Effective Time, Richmond issued a total of 6,254,357 shares of Richmond Common Stock, before giving effect to cash paid in lieu of fractional shares.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, included as Exhibit 2.1 to the Current Report on Form 8-K that Richmond filed on November 12, 2025, and incorporated herein by reference. The issuance of shares of Richmond common stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-294527) filed by Richmond with the Securities and Exchange Commission (the ‘SEC’) and declared effective on April 3, 2026 (the ‘Registration Statement’). The joint proxy statement/prospectus included in the Registration Statement (the ‘Joint Proxy Statement/Prospectus’) contains additional information about the Merger Agreement and the transactions contemplated thereby.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Increase in Size of Board; Appointment of New Directors

At the Effective Time, pursuant to the Merger Agreement, the boards of directors of Richmond and First Bank Midwest were expanded from six to eleven directors. The expanded boards consist of the six directors serving on the boards of Richmond and First Bank Richmond immediately prior to the Effective Time and five former directors of Farmers and The Farmers Bank immediately prior to the Effective Time. As previously disclosed, the five directors previously designated by Richmond and Farmers pursuant to the Merger Agreement, each of whom previously served as a director of Farmers and The Farmers Bank and was appointed to the boards of directors of Richmond and First Bank Midwest, effective as of the Effective Time, are as follows:  Christopher D. Cook (Class I), James D. Moore (Class I), Barbara A. Cutillo (Class II), Thomas D. Crawford (Class II) and Daniel J. Lahrman (Class III), all former directors of Farmers (each, a ‘New Director’ and, collectively, the ‘New Directors’). Information regarding the New Directors required by Item 5.02(d), including their business experience and certain relationships and transactions, is incorporated herein by reference to the section entitled ‘Governance of the Combined Company and Combined Bank After the Merger’ and ‘Information Regarding Certain Directors and Executive Officers of Farmers Bancorp’ in the Joint Proxy Statement/Prospectus. The Board committees to which each of the new directors will be appointed have not yet been determined.

Each of the non-employee New Directors will be entitled to the same general compensation arrangement as is provided to the other non-employee directors of Richmond and First Bank Midwest. A description of this arrangement is contained under the heading ‘Director Compensation’ in Part III of Richmond’s Annual Report on Form 10-K filed with the SEC on March 23, 2026, and is incorporated herein by reference.

Other than as described above and in the Joint Proxy Statement/Prospectus, there are no arrangements or understandings between any of the new directors and any other person pursuant to which any of the New Directors have been designated to serve on the Richmond and First Bank Midwest boards. Additionally, there are no transactions, and there are no currently proposed transactions, between Richmond and any of the New Directors that would require disclosure under Item 404(a) of Regulation S-K.

Appointment of Vice Chairman

As previously disclosed, effective as of the Effective Time, Barbara A. Cutillo, the former chairman of the Farmers board of directors, was appointed as Vice Chair of the Richmond and First Bank Midwest boards. Garry D. Kleer will continue to serve as Chairman of both the Richmond and First Bank Midwest boards.

Officer Appointments and Compensatory Arrangements

As previously disclosed, pursuant to the Merger Agreement and effective as of the Effective Time, Garry D. Kleer ceased serving as President of Richmond and Chief Executive Officer of First Bank Richmond and continues to serve as Chairman and Chief Executive Officer of Richmond. Christopher D. Cook, the former President and Chief Executive Officer of Farmers, was appointed President of Richmond and President and Chief Executive Officer of First Bank Midwest. Paul J. Witte ceased serving as President and Chief Operating Officer of First Bank Richmond and was appointed Indiana Market President of First Bank Midwest. Carroll A. Valentino, the former Chief Operations Officer of Farmers, was appointed Chief Operations Officer of First Bank Midwest. Chad L. Kozuch, the former Chief Financial Officer of Farmers, was appointed Chief Risk Officer of First Bank Midwest.

In connection with their appointments, Mr. Cook, Ms. Valentino and Mr. Kozuch entered into change in control agreements with Richmond and First Bank Midwest and became eligible to participate in employee benefit, incentive compensation, equity compensation and other compensation arrangements generally available to similarly situated executive officers. The change in control agreements generally provide for severance and other benefits upon certain qualifying terminations of employment occurring in connection with or following a change in control, subject to the terms and conditions set forth therein. The foregoing description of the change in control agreements is qualified in its entirety by reference to the forms of agreement filed as Exhibits 10.1 and 10.2 to Richmond's Registration Statement on Form S-4 (File No. 333-294527), which are incorporated herein by reference. Additional information regarding compensatory arrangements involving certain executive officers in connection with the Merger is contained under the heading ‘Interests of Certain Persons in the Merger’ in the Joint Proxy Statement/Prospectus and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

On July 1, 2026, Richmond issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	The financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K (this ‘Report’) no later than 71 days following the date that this Report is required to be filed.

(b)	The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(c)	Not applicable.

(d)	The following exhibits are included with this Report:

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated November 11, 2025 (filed as Exhibit 2.1 to Richmond’s Current Report on Form 8-K filed on November 12, 2025 and incorporated herein by reference)

99.1	Press release dated July 1, 2026

104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICHMOND MUTUAL BANCORPORATION

Date: July 1, 2026	By:	/s/Christopher D. Cook
Christopher D. Cook, President